Exhibit 99.1

VIAVI ANNOUNCES FISCAL FOURTH QUARTER AND YEAR END 2015 RESULTS

Spinoff Update

•                  JDS Uniphase Corporation (“JDSU”), successfully completed the spinoff of its communications and commercial optical products and WaveReady businesses, now Lumentum Holdings Inc. (“Lumentum”), on August 1, 2015

•                  Concurrent with the separation JDSU changed its name to Viavi Solutions Inc. (“Viavi”)

Fourth Quarter

•                  GAAP and Non-GAAP Net Revenue of $427.7 million

•                  GAAP Gross margin of 45.5%; Non-GAAP Gross margin of 47.8%

•                  GAAP EPS of $(0.16); Non-GAAP EPS of $0.13

Fiscal 2015

•                  GAAP and Non-GAAP Net Revenue of $1,709.1 million

•                  GAAP Gross margin of 45.6%; Non-GAAP Gross margin of 48.6%

•                  GAAP EPS of $(0.37); Non-GAAP EPS of $0.53

Milpitas, California, August 11, 2015 — Viavi (NASDAQ: VIAV) today reported results for its fiscal fourth quarter and year ended June 27, 2015.

These results include the results of Lumentum, formerly Viavi’s communications and commercial optical products business segment and WaveReady product lines. Viavi completed the spinoff of Lumentum on August 1, 2015 by distributing approximately 80.1% of Lumentum’s common stock to Viavi stockholders. Viavi retained approximately 19.9%, or 11.7 million shares, of Lumentum’s common stock and intends to sell such stock no later than 3 years from the distribution. Beginning with the first quarter of fiscal 2016, Lumentum’s financial results will be separately reported by Lumentum.

GAAP net revenue for fiscal 2015 fourth quarter was $427.7 million, with net loss of $(37.3) million, or $(0.16) per share. Prior quarter GAAP net revenue was $410.7 million, with net loss of $(13.2) million, or $(0.06) per share. GAAP net revenue for fiscal 2014 fourth quarter was $448.6 million, with net loss of $(25.4) million, or $(0.11) per share.

Non-GAAP net revenue for fiscal 2015 fourth quarter was $427.7 million, with net income of $29.8 million, or $0.13 per share. Prior quarter non-GAAP net revenue was $410.7 million, with net income of $27.6 million, or $0.12 per share. Non-GAAP net revenue for fiscal 2014 fourth quarter was $448.6 million, with net income of $34.2 million, or $0.14 per share.

“We are pleased to have executed as planned our recently completed separation on August 1st, and to have completed our fiscal fourth quarter with revenue, operating margin and EPS all above our guidance midpoint,” said Rick Belluzzo, Viavi’s Interim President and Chief Executive Officer. “While we face some near term challenges ahead in our Network and Service Enablement businesses, our integrated NE and SE solutions platform business strategy should allow us to benefit from positive industry macro trends as carriers continue to migrate to software-driven network solutions. I am particularly pleased with both the revenue and operating margin progression that OSP has delivered in its positive outlook going into fiscal 2016.”

Belluzzo added, “Viavi is about agility and increased focus on our business mission as we are focused on driving steady profitability improvement throughout fiscal 2016.”

GAAP net revenue for fiscal 2015 was $1,709.1 million, with net loss of $(85.3) million, or $(0.37) per share. GAAP net revenue for fiscal 2014 was $1,743.2 million, with net loss of $(17.8) million, or $(0.08) per share.

Non-GAAP net revenue for fiscal 2015 was $1,709.1 million, with net income of $126.6 million, or $0.53 per share. Non-GAAP net revenue for fiscal 2014 was $1,743.2 million, with net income of $133.1 million, or $0.56 per share.

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly and annual results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended June 27, 2015

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2015	FY 2015	FY 2014	Q/Q		Y/Y
Net revenue	$427.7	$410.7	$448.6	4.1%		(4.7)%
Gross margin	45.5%	44.9%	46.7%	60	bps	(120	)bps
Operating margin	(5.4)%	(5.4)%	(3.7)%	—	bps	(170	)bps

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2015	FY 2015	FY 2014	Q/Q		Y/Y
Net revenue	$427.7	$410.7	$448.6	4.1%		(4.7)%
Adj. Gross margin	47.8%	48.3%	50.0%	(50	)bps	(220	)bps
Adj. Operating margin	8.2%	7.6%	8.7%	60	bps	(50	)bps

	Non-GAAP Net Revenue by Segment
	Q4	% of Net	Q3	Q4	Change
	FY 2015	revenue	FY 2015	FY 2014	Q/Q	Y/Y
Network Enablement	$137.6	32.2%	$128.1	$165.5	7.4%	(16.9)%
Service Enablement	36.1	8.4%	39.0	43.6	(7.4)%	(17.2)%
Communications and Commercial Optical Products:
Optical Communications	173.5	40.6%	163.7	156.2	6.0%	11.1%
Lasers	30.0	7.0%	31.5	40.7	(4.8)%	(26.3)%
Communications and Commercial Optical Products	203.5	47.6%	195.2	196.9	4.3%	3.4%
Optical Security and Performance Products	50.5	11.8%	48.4	42.6	4.3%	18.5%
Total	$427.7	100.0%	$410.7	$448.6	4.1%	(4.7)%

Fiscal Year Ended June 27, 2015

	GAAP Results
	FY 2015	FY 2014	Change Y/Y
Net revenue	$1,709.1	$1,743.2	(2.0)%
Gross margin	45.6%	45.0%	60	bps
Operating margin	(2.9)%	(0.1)%	(280	)bps

	Non-GAAP Results
	FY 2015	FY 2014	Change Y/Y
Net revenue	$1,709.1	$1,743.2	(2.0)%
Adj. Gross margin	48.6%	48.1%	50	bps
Adj. Operating margin	8.7%	8.7%	—	bps

	Non- GAAP Net Revenue by Segment
		% of		Change
	FY 2015	Net Revenue	FY 2014	Y/Y
Network Enablement	$532.2	31.1%	$602.4	(11.7)%
Service Enablement	169.0	9.9%	145.9	15.8%
Communications and Commercial Optical Products:
Optical Communications	671.4	39.3%	670.6	0.1%
Lasers	143.7	8.4%	123.5	16.4%
Communications and Commercial Optical Products	815.1	47.7%	794.1	2.6%
Optical Security and Performance Products	192.8	11.3%	200.8	(4.0)%
Total	$1,709.1	100.0%	$1,743.2	(2.0)%

All numbers in this section are non-GAAP unless stated otherwise.

•                  Americas, Asia-Pacific and EMEA customers represented 48.0%, 32.8% and 19.2%, respectively, of total net revenue for the fourth quarter of fiscal 2015. Americas, Asia-Pacific and EMEA customers represented 46.3%, 31.8%, 21.9%, respectively, of total net revenue for fiscal 2015.

•                  The Company held $839.4 million in total cash and investments and generated $47.8 million and $82.3 million of cash from operations for the fiscal fourth quarter and year ended June 27, 2015, respectively.

Business Outlook

For the fiscal first quarter of 2016 ending October 3, 2015, the Company expects non-GAAP net revenue to be $212 million +/- $8 million and non-GAAP earnings per share to be $0.06 +/- $0.02.

Conference Call

The Company will discuss these results and other related matters at 1:15 p.m. Pacific Time on August 11, 2015 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Viavi Solutions

Viavi (NASDAQ: VIAV) software and hardware platforms and instruments deliver end-to-end visibility across physical, virtual and hybrid networks. Precise intelligence and actionable insight from across the network ecosystem optimizes the service experience for increased customer loyalty, greater profitability and quicker transitions to next-generation technologies. Viavi is also a leader in anti-counterfeiting solutions for currency authentication and high-value optical components and instruments for diverse government and commercial applications. Learn more at www.viavisolutions.com and follow us on Viavi Perspectives, LinkedIn, Twitter, YouTube and Facebook

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, as well as the impact and duration of certain trends and market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base and customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e) notable seasonality and a significant level of in-quarter book-and-ship business (f) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short-term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, risks related to the recent separation include the ability to retain key employees, the ability to recognize anticipated cost savings, Viavi’s ability to function successfully as a stand-alone entity, potential business disruption caused by the separation, customer retention and financing risks. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and the Company’s Quarterly Report on Form 10-Q for the fiscal third quarter ended May 5, 2015 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:

Bill Ong

408-404-4512

bill.ong@viavisolutions.com

Press:

Noel Bilodeau

408-404-9014

noel.bilodeau@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA -

VIAVI SOLUTIONS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Net revenue	$427.7	$448.6	$1,709.1	$1,743.2
Cost of sales	225.7	228.2	891.0	915.7
Amortization of acquired technologies	7.4	10.9	39.4	43.2
Gross profit	194.6	209.5	778.7	784.3
Operating expenses:
Research and development	80.9	80.0	313.2	296.0
Selling, general and administrative	118.5	120.9	460.7	450.4
Amortization of other intangibles	4.8	5.1	19.8	15.8
Restructuring and related charges	13.6	20.0	34.5	23.8
Total operating expenses	217.8	226.0	828.2	786.0
Loss from operations	(23.2)	(16.5)	(49.5)	(1.7)
Interest and other income (expense), net	2.2	0.1	3.4	0.5
Interest expense	(8.6)	(8.4)	(34.0)	(29.7)
Loss before income taxes	(29.6)	(24.8)	(80.1)	(30.9)
Provision for (benefit from) income taxes	7.7	0.6	5.2	(13.1)
Net loss	$(37.3)	$(25.4)	$(85.3)	$(17.8)

Net loss per share from - basic and diluted	$(0.16)	$(0.11)	$(0.37)	$(0.08)

Shares used in per share calculation - basic and diluted	234.6	234.3	232.7	234.2

VIAVI SOLUTIONS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	June 27, 2015	June 28, 2014
ASSETS
Current assets:
Cash and cash equivalents	$347.9	$297.2
Short-term investments	465.3	552.2
Restricted cash	26.2	31.9
Accounts receivable, net	302.5	296.2
Inventories, net	152.5	153.3
Prepayments and other current assets	84.4	78.7
Total current assets	1,378.8	1,409.5
Property, plant and equipment, net	294.6	288.8
Goodwill	261.1	267.0
Intangibles, net	112.4	177.8
Deferred income taxes	147.6	183.3
Other non-current assets	22.0	25.5
Total assets	$2,216.5	$2,351.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$119.8	$137.1
Accrued payroll and related expenses	70.9	79.9
Income taxes payable	6.8	21.4
Deferred revenue	81.8	77.5
Accrued expenses	39.7	34.8
Other current liabilities	54.3	57.7
Total current liabilities	373.3	408.4
Long-term debt	561.6	536.3
Other non-current liabilities	178.7	219.5
Total stockholders’ equity	1,102.9	1,187.7
Total liabilities and stockholders’ equity	$2,216.5	$2,351.9

VIAVI SOLUTIONS INC.

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Net revenue:
Network Enablement	$137.6	$165.5	$532.2	$602.4
Service Enablement	36.1	43.6	169.0	145.9
Communications and Commercial Optical Products	203.5	196.9	815.1	794.1
Optical Security and Performance Products	50.5	42.6	192.8	200.8
Net revenue	$427.7	$448.6	$1,709.1	$1,743.2
Operating income (loss)
Network Enablement	$22.2	$33.8	$90.6	$105.9
Service Enablement	(6.8)	(4.7)	(18.0)	(25.6)
Communications and Commercial Optical Products	21.1	20.0	90.2	93.5
Optical Security and Performance Products	21.1	14.2	74.9	72.0
Corporate	(22.4)	(24.3)	(88.6)	(95.0)
Total segment operating income	35.2	39.0	149.1	150.8
Unallocated amounts:
Stock-based compensation	(15.3)	(15.8)	(65.6)	(64.1)
Amortization of intangibles	(12.2)	(16.0)	(59.2)	(59.0)
Loss on disposal of long-lived assets	(0.9)	(1.2)	(1.4)	(2.0)
Restructuring and related charges (1)	(13.6)	(20.0)	(34.5)	(23.8)
Other charges related to non-recurring activities (1)	(16.4)	(2.5)	(37.9)	(3.6)
Interest and other income (expense), net	2.2	0.1	3.4	0.5
Interest expense	(8.6)	(8.4)	(34.0)	(29.7)
Loss from operations before income taxes	$(29.6)	$(24.8)	$(80.1)	$(30.9)

(1)         During the three and twelve months ended June 27, 2015, the Company incurred incremental expenses of $26.7 million and $59.7 million, respectively, related to the separation of the Lumentum business. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, and (c) cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the separation.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including costs incurred to effect the separation of the Lumentum business, such as restructuring, accounting, legal, and professional fees and related non-recurring costs, (vi) product-line termination costs such as the write-off of inventory no longer being sold, and (vii) impairment charges resulting from a write-down or write-off of the carrying value of intangible assets assessed in accordance with authoritative guidance. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write-off of unamortized issuance cost related to its revolving credit facility upon termination of the facility. The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of other income (expense), net. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released, non-cash income tax intraperiod tax allocation benefit and other significant one-time events, such as the benefit realized in fiscal 2015 upon the settlement of a tax audit related to a foreign jurisdiction. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges (benefits), and other charges related to non-recurring activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Twelve Months Ended
	June 27, 2015		June 28, 2014		June 27, 2015		June 28, 2014
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$(37.3)	$(0.16)	$(25.4)	$(0.11)	$(85.3)	$(0.37)	$(17.8)	$(0.08)
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:

Related to cost of sales:
Stock-based compensation	2.3	0.01	2.2	0.01	9.3	0.04	9.9	0.04
Other charges related to non-recurring activities (1)	0.1	—	1.5	0.01	2.5	0.01	1.5	0.01
Amortization of acquired technologies	7.4	0.03	10.9	0.05	39.4	0.17	43.2	0.18
Total related to gross profit	9.8	0.04	14.6	0.06	51.2	0.22	54.6	0.23

Related to operating expenses:
Research and development:
Stock-based compensation	3.8	0.02	3.9	0.02	15.3	0.06	15.6	0.07
Other charges related to non-recurring activities	1.9	0.01	—	—	4.0	0.02	—	—
Selling, general and administrative:
Stock-based compensation	9.2	0.04	9.7	0.04	41.0	0.17	38.6	0.16
Other charges related to non-recurring activities (1)	14.4	0.06	1.0	—	31.4	0.13	2.1	0.01
Amortization of other intangibles	4.8	0.02	5.1	0.02	19.8	0.08	15.8	0.07
Loss on disposal of long-lived assets	0.9	—	1.2	0.01	1.4	0.01	2.0	0.01
Restructuring and related charges (1)	13.6	0.06	20.0	0.08	34.5	0.15	23.8	0.10
Total related to operating expenses	48.6	0.20	40.9	0.17	147.4	0.62	97.9	0.42

Non-cash interest expense and other income (expense), net	4.3	0.02	6.0	0.03	23.1	0.10	21.6	0.09
Benefit from income taxes (2)	4.4	0.02	(1.9)	(0.01)	(9.8)	(0.04)	(23.2)	(0.10)
Total related to net income and EPS	67.1	0.28	59.6	0.25	211.9	0.89	150.9	0.63
Non-GAAP measures	$29.8	$0.13	$34.2	$0.14	$126.6	$0.53	$133.1	$0.56

Shares used in per share calculation for Non-GAAP EPS		237.5		236.6		236.8		237.9

Note: Certain totals may not add due to rounding

(1)         During the three and twelve months ended June 27, 2015, the Company incurred incremental expenses of $26.7 million and $59.7 million, respectively, related to the separation of the Lumentum business. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, and (c) cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the separation.

(2)         During the twelve months ended June 27, 2015 and June 28, 2014, the Company included net tax benefits related to the settlement of an audit in a non-U.S. jurisdiction and the recognition of uncertain tax benefits for foreign jurisdictions, respectively.

VIAVI SOLUTIONS INC.

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Years Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
GAAP net loss	$(37.3)	$(25.4)	$(85.3)	$(17.8)
Interest and other income (expense), net	(2.2)	(0.1)	(3.4)	(0.5)
Interest expense	8.6	8.4	34.0	29.7
Provision for income taxes	7.7	0.6	5.2	(13.1)
Depreciation	20.5	18.7	80.8	72.5
Amortization	12.2	16.0	59.2	59.0
EBITDA	9.5	18.2	90.5	129.8
Costs related to restructuring and related charges (1)	13.6	20.0	34.5	23.8
Costs related to stock-based compensation	15.3	15.8	65.6	64.1
Costs related to other non-recurring activities (1)	16.4	2.5	37.9	3.6
Loss on disposal of long-lived assets	0.9	1.2	1.4	2.0
Adjusted EBITDA	$55.7	$57.7	$229.9	$223.3

(1)         During the three and twelve months ended June 27, 2015, the Company incurred incremental expenses of $26.7 million and $59.7 million, respectively, related to the separation of the Lumentum business. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, and (c) cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the separation.